CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT TWO TO GOOGLE SERVICES AGREEMENT

This Amendment Two to the Google Services Agreement (as defined below) (“Amendment Two”) is entered into by and between Google Inc., a Delaware corporation (“Google”), and Synacor, Inc., a Delaware corporation (“Company”) effective as of May 1, 2012 (the “Amendment Two Effective Date”).

RECITALS

1.	Company and Google entered into that certain Google Services Agreement dated March 1, 2011, as amended by Amendment One on July 1, 2011 (together the “GSA” or the “Agreement”).

2.	Under this Amendment Two, Company wishes to amend the Agreement terms and conditions as set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants set forth herein and pursuant to the terms and conditions of the Agreement, the parties hereby agree as follows:

TERMS

1.	Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings as set forth in the Agreement.

2.	Addition of [*].

a.	The following is added to the list of [*] in Exhibit A of the Agreement: [*]

b.	The following is added to the end of Section 2 in Exhibit G of the Agreement: [*]

c.	Section 4.b. in Exhibit G of the Agreement is deleted in its entirety and replaced with the following:
[*]

d.
The following is added to the end of Section 5 in Exhibit G of the Agreement: “Notwithstanding the foregoing, Google may suspend or revoke approval for the [*] at any time upon [*] prior written notice to Synacor, at Google’s sole discretion.”

e.	Exhibit L attached to this Amendment Two is attached to the Agreement as a new Exhibit L.

3.	Addition of [*].

a.	In Exhibit A of the Agreement, the sub-title line [*] is deleted and replaced with the following: [*]

b.	The following is added to the end of Exhibit A of the Agreement:
[*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

4.	Addition of AFS and AFC Revenue Share Percentage for [*].

a.	Exhibit B of the Agreement is deleted in its entirety and replaced with the new Exhibit B attached to this Amendment Two.

b.	The following is added at the top of Exhibit C of the Agreement:
[*]

c.	The following is added at the end of Exhibit C of the Agreement:
[*]

5.	Addition of AFS and AFC Deduction Percentage for [*].

a.	The contents of the box titled “AFS Deduction Percentage”, on pages one and two of the Agreement, are deleted and replaced with the following:
[*]
[*]

b.	The contents of the box titled “AFC Deduction Percentage”, on page two of the Agreement, are deleted and replaced with the following:
[*]
[*]

6.
Miscellaneous. Except as modified by the provisions of this Amendment Two, all of the terms and conditions of the Agreement shall remain in full force and effect. In case of any conflict or inconsistency between the provisions of this Amendment Two and the Agreement, this Amendment Two shall control. This Amendment Two may be executed in one or more counterparts, including facsimile counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment Two to be executed as of the Amendment Two Effective Date.

GOOGLE INC.

By:

Name:

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Title:

Date:

SYNACOR, INC.

By:

Name:

Title:

Date:

CONFIDENTIAL TREATMENT REQUESTED

Exhibit B

AFS Revenue Share Percentage

[*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit L

[*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.